UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2011

Commission file number 1-32169

ATLAS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0404430
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding (the “Settlement Understanding”) regarding the settlement of certain litigation relating to the Agreement and Plan of Merger (the “Merger Agreement”), by and among Atlas Energy, Inc., a Delaware corporation (“Atlas Energy”), Chevron Corporation, a Delaware corporation (“Chevron”), and Arkhan Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Chevron (“Merger Sub”), pursuant to which, among other things, subject to the terms and conditions thereof, Merger Sub will merge with Atlas Energy and Atlas Energy will become a wholly owned subsidiary of Chevron (the “Merger”).

As previously disclosed on pages 18-19 and 61-62 of the definitive proxy statement/information statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission by Atlas Energy on January 11, 2011, as supplemented on February 1, 2011, the Merger is the subject matter of litigation filed in the Delaware Court of Chancery (the “Court”) purportedly on behalf of a class of all Atlas Energy public stockholders (as defined therein) entitled In re Atlas Energy, Inc. Shareholders Litigation, C.A. No. 5990-VCL (the “Delaware Action”). On February 3, 2011, Atlas Energy, Chevron, Merger Sub and the other defendants in the Delaware Action entered into the Settlement Understanding with the plaintiffs in the Delaware Action. The Settlement Understanding outlines the terms of the parties’ agreement in principle to settle, dismiss and release all claims which were or could have been asserted in the Delaware Action, and is subject to approval by the Court. The Settlement Understanding contemplates, among other things, that Atlas Energy or its successor(s) will:

•

after the consummation of the Merger and after the order approving the settlement becomes final, pay to each holder of record of issued and outstanding shares of Atlas Energy common stock as of immediately prior to the effective time of the Merger (other than shares owned by Chevron, Merger Sub or any other direct or indirect wholly owned subsidiary of Chevron) a cash payment of $0.10 for each such share, excluding certain stockholders who are directors of Atlas Energy and their immediate family members and affiliates. The Settlement Understanding further provides that the $0.10 payment will not be reduced due to the payment of any fees or expenses to plaintiffs’ counsel and that the payment of any such fees and expenses shall be the responsibility of Atlas Energy or its successor(s);

•

provide prompt notification to counsel for the plaintiffs, subject to the terms of the Stipulation and Order Governing the Production and Exchange of Confidential Information entered in the Delaware Action, of any competing bids to acquire Atlas Energy received from third parties prior to the meeting of Atlas Energy stockholders to consider and vote upon the adoption of the Merger Agreement scheduled for February 16, 2011; and

•

agree to promptly file, as part of this Current Report on Form 8-K, the Settlement Understanding and the exhibits thereto, including certain paragraphs excerpted from plaintiffs’ brief in support of their preliminary injunction motion regarding the supply-side market risk premium and, as derived therefrom, the related weighted average cost of capital, discount rate and fairness range, as set forth by the plaintiffs in their brief.

In connection with the litigation, Atlas Energy also agreed to set forth in this Current Report on Form 8-K certain information regarding the ownership by Edward E. Cohen and Jonathan Z. Cohen of securities of Atlas Energy, Atlas Pipeline Holdings, L.P. and Atlas Pipeline Partners, L.P.

Holdings of Atlas Energy, Inc. Common Stock as of November 8, 2010

	Amount and Nature of Beneficial Ownership(1)	Additional Shares of Atlas Energy Common Stock Underlying Equity Awards (2)	Percent of Class (3)
Edward E. Cohen	3,967,770	1,065,059	6.23%
Jonathan Z. Cohen	2,342,613	669,847	3.77%

Holdings of Common Units of Atlas Pipeline Holdings, L.P. as of November 8, 2010

	Amount and Nature of Beneficial Ownership(1)	Additional Common Units Underlying Equity Awards (2)	Percent of Class (3)
Edward E. Cohen	590,000	0	2.09%
Jonathan Z. Cohen	246,000	0	0.88%

Holdings of Common Units of Atlas Pipeline Partners, L.P. as of November 8, 2010

	Amount and Nature of Beneficial Ownership(1)	Additional Common Units Underlying Equity Awards (2)	Percent of Class (3)
Edward E. Cohen	89,200	0	0.17%
Jonathan Z. Cohen	53,477	0	0.10%
(1)	Calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

(2)	Includes securities underlying equity awards with a vesting date more than sixty days from the date presented.

(3)	Assumes that all shares or common units, as applicable, underlying the equity awards listed in the second and third columns are issued and outstanding.

The foregoing description of the Settlement Understanding is qualified in its entirety by reference to the Settlement Understanding, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Memorandum of Understanding, dated as of February 3, 2011, among the parties in the action pending before the Court of Chancery of the State of Delaware entitled In re Atlas Energy, Inc. Shareholders Litigation, C.A. No. 5990-VCL.

*            *             *

Important Additional Information About this Transaction

Atlas Energy has filed a proxy statement/information statement with the U.S. Securities and Exchange Commission in connection with the proposed merger of Atlas Energy and a wholly owned subsidiary of Chevron. Stockholders of Atlas Energy are urged to read the proxy statement/information statement, because it contains important information. Stockholders may obtain a free copy of the proxy statement/information statement, as well as other filings containing information about Atlas Energy and the merger without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement/information statement and other filings containing information about Atlas Energy and the proposed merger can be obtained without charge, by directing a request to Atlas Energy, Attention: Investor Relations, Westpointe Corporate Center One, 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108, by telephone at (412) 262-2830 or on Atlas Energy’s Internet site at www.atlasenergy.com.

Atlas Energy and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger. In addition, because Atlas Energy controls the general partnership interest in Atlas Pipeline Holdings, L.P. (“AHD”), which itself controls the general partnership interest in Atlas Pipeline Partners, L.P. (“APL”), directors and executive officers and other members of management and employees of AHD, APL and their respective general partner may be deemed to be participants in the solicitation of proxies from Atlas Energy stockholders in respect of the proposed merger. You can find information about Atlas Energy’s executive officers and directors in Atlas Energy’s definitive annual proxy statement filed with the SEC on April 13, 2010, information about the executive officers and directors of the general partner of AHD in the annual report on Form 10-K for AHD filed with the SEC on March 5, 2010 and information about the executive officers and directors of the general partner of APL in the annual report on Form 10-K for APL filed with the SEC on March 5, 2010. Additional information regarding the interests of such potential participants is included in the proxy statement/information statement in connection with the proposed merger and the other relevant documents filed with the SEC. You can obtain free copies of Atlas Energy’s annual proxy statement and Atlas Energy’s proxy statement/information statement in connection with the proposed merger by contacting Atlas Energy’s investor relations department. You can obtain free copies of AHD’s annual report and APL’s annual report by contacting the investor relations department of AHD and APL, respectively.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY, INC.

Date: February 7, 2011	By:	/s/ Lisa Washington

	Name:	Lisa Washington
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum of Understanding, dated as of February 3, 2011, among the parties in the action pending before the Court of Chancery of the State of Delaware entitled In re Atlas Energy, Inc. Shareholders Litigation, C.A. No. 5990-VCL.

6